UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2021
OPKO Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.	Miami,	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.
On March 12, 2021, a wholly owned subsidiary of OPKO Health, Inc. (the “Company”), Bio-Reference Laboratories, Inc., a New Jersey corporation (“BRLI”), and certain of its subsidiaries entered into an amendment (the “Amendment”) to that certain Credit Agreement dated as of November 5, 2015 (as amended, the “Credit Agreement”), by and among BRLI, certain of its subsidiaries from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders. Pursuant to the Amendment, letters of credit, including renewals and extensions, may extend past the maturity date for the Credit Agreement, which is November 5, 2021, subject to certain conditions, including the posting of cash collateral. The Amendment additionally incorporates certain new electronic signature requirements applicable to the Credit Agreement. Except as described in this Current Report on Form 8-K, the other terms of the Credit Agreement remain unchanged.
The foregoing descriptions of the Credit Agreement and the Amendment are only summaries and are qualified in their entirety by references to the complete text of the Credit Agreement and the Amendment. A copy of the Credit Agreement was filed with the Company’s Annual Report on Form 10-K as Exhibit 10.23, filed with the Securities and Exchange Commission on February 29, 2016, and incorporated herein by reference. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 12 to Credit Agreement, dated as of March 12, 2021, by and among BioReference Laboratories, Inc., certain of its subsidiaries, and JPMorgan Chase Bank, N.A.

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 12 to Credit Agreement, dated as of March 12, 2021, by and among BioReference Laboratories, Inc., certain of its subsidiaries, and JPMorgan Chase Bank, N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Steven D. Rubin
Date: March 17, 2021	Name:	Steven D. Rubin
	Title:	Executive Vice President - Administration